                                                                  EXHIBIT 10.Q.1

                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 21, 2002 (this "First Amendment"), is entered into among EPN HOLDING COMPANY, L.P., a Delaware limited partnership (the "Borrower"), BANC ONE CAPITAL MARKETS, INC. and WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Syndication Agents, FLEET NATIONAL BANK and FORTIS CAPITAL CORP., as Co-Documentation Agents, and JPMORGAN CHASE BANK, as Administrative Agent, and the several banks and other financial institutions signatories hereto, and shall amend the Amended and Restated Credit Agreement, dated as of April 8, 2002, as amended and restated through October 10, 2002 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among the Borrower, the Co-Borrower, the several banks and other financial institutions (the "Lenders") parties thereto, Banc One Capital Markets, Inc. and Wachovia Bank, National Association, as Co-Syndication Agents, Fleet National Bank and Fortis Capital Corp., as Co-Documentation Agents, and JPMorgan Chase Bank, as Administrative Agent for the Lenders. Unless otherwise defined or amended herein, capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement).

         WHEREAS, El Paso Energy Partners, L.P., a Delaware limited partnership and the indirect parent of Borrower ("EPN"), has entered into a purchase agreement with El Paso Corporation ("El Paso") to acquire for approximately $782,000,000, subject to closing adjustments and satisfaction of certain closing conditions (the "Proposed San Juan Acquisition"), the natural gas gathering system located in the San Juan Basin of New Mexico; natural gas liquids transportation and fractionation assets located in Texas; and an oil and natural gas gathering system located in the offshore deep water regions of the Gulf of Mexico owned by El Paso (the "San Juan Assets");

         WHEREAS, in connection with the Proposed San Juan Acquisition and other proposed capital requirements of EPN, the Borrower desires, among other things,
(i) the ability of EPN to issue additional debt securities representing senior subordinated debt, (ii) the ability of EPN to issue up to $300,000,000 of senior secured debt, in the form of a senior secured acquisition term loan to provide a portion of the funds used as consideration for the Proposed San Juan Acquisition, (iii) consent to secure the obligations under such senior secured acquisition term loan on a pari passu basis with the Obligations, the EPN Loan Obligations, the Marco Polo Clawback obligations and the Cameron Highway Clawback (as defined below) obligations by a lien on the Collateral; (iv) to modify, on a temporary basis, the Leverage Ratio financial condition covenant under the Credit Agreement, and (v) the ability for the Borrower and its Subsidiaries to enter into certain hedging arrangements to allow hedges appropriate to EPN's and its Subsidiaries' current business operations;

         WHEREAS, EPN desires to form a Joint Venture (as defined in the EPN Credit Agreement) for the construction and financing of an approximately 390-mile crude oil pipeline servicing the offshore deep water regions of the Gulf of Mexico and fund future additional investments in such Joint Venture (as defined in the EPN Credit Agreement);

         WHEREAS, the Borrower desires to correct and clarify other matters related to the Credit Agreement;

         WHEREAS, the Borrower has requested that the Lenders modify and amend the Credit Agreement as more fully described herein and consent to certain modifications and amendments to the EPN Credit Agreement;

         WHEREAS, the Lenders are willing to agree to the amendments being requested by the Borrower, but only on the terms and subject to the conditions set forth in this First Amendment; and

         WHEREAS, each of the signatories hereto is a party to the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent, the Lenders and each of the other signatories hereto hereby agree as follows:

         1.       Amendments. The Credit Agreement is hereby amended as follows:

                  (a)      Amendments to Section 1.1.

                           (i) The following definitions are hereby added to Section 1.1 of the Credit Agreement where alphabetically appropriate:

                                    "Cameron Highway": Cameron Highway Oil
                           Pipeline Company, a Delaware general partnership and a Joint Venture created by EPN and one or more Persons that are not Affiliates of EPN to construct, own and operate the Cameron Highway Oil Pipeline.

                                    "Cameron Highway Clawback": the "clawback"
                           and similar obligations incurred by EPN and any of its Restricted Subsidiaries under the Cameron Highway Financing Documents in an aggregate amount not to exceed $50,000,000 at any one time outstanding.

                                    "Cameron Highway Financing": the loans made
                           to Cameron Highway under the Cameron Highway
                           Financing Documents to finance the construction and operation of the Cameron Highway Oil Pipeline.

                                    "Cameron Highway Financing Documents": (i)
                           the Credit Agreement to be entered into among Cameron Highway, as Borrower, JPMorgan Chase Bank (or another financial lending institution), individually and as Administrative Agent, and the lenders party thereto and (ii) the other financing documents (as identified therein); in the case of (i) and (ii) above, as amended, restated, renewed, replaced or otherwise modified from time to time.

                                    "Cameron Highway Oil Pipeline": an
                           approximately 390-mile crude oil pipeline servicing the offshore deep water regions of the Gulf of Mexico.

                                    "First Amendment": the First Amendment to
                           Amended and Restated Credit Agreement dated as of November 21, 2002 among the Borrower, the Lenders parties thereto, Banc One Capital Markets, Inc. and Wachovia Bank, National Association, as Co-Syndication Agents, Fleet National Bank and Fortis Capital Corp., as Co-Documentation Agents and JPMorgan Chase Bank, as Administrative Agent for the Lenders.

                                    "San Juan Assets": the natural gas gathering
                           system located in the San Juan Basin of New Mexico, certain natural gas liquids transportation and fractionation assets located in Texas, and an oil and natural gas gathering system located in the offshore deep water regions of the Gulf of Mexico, in each case to be acquired by EPN from El Paso and certain of its Affiliates for approximately $782,000,000, subject to adjustment.

                                    "Senior Secured Acquisition Term Loan
                           Administrative Agent" shall have the same meaning as the defined term "Administrative Agent" in the Credit Agreement evidencing the Senior Secured Acquisition Term Loan Obligations.

                                    "Senior Secured Acquisition Term Loan
                           Documents": (i) the Credit Agreement to be entered into by EPN, EPEPFC and one or more financial lending institutions, providing up to $300,000,000 of Senior Secured Acquisition Term Loans, and (ii) the other financing documents (as identified therein); in the case of (i) and (ii) above, as amended, restated or otherwise modified from time to time.

                                    "Senior Secured Acquisition Term Loan
                           Lenders" shall have the same meaning as the defined term "Lenders" in the Credit Agreement evidencing the Senior Secured Acquisition Term Loan Obligations.

                                    "Senior Secured Acquisition Term Loan
                           Obligations": the obligations and liabilities of EPN and its Subsidiaries under the Senior Secured Acquisition Term Loan Documents.

                                    "Senior Secured Acquisition Term Loans": the
                           loans made to EPN and EPEPFC under the Senior Secured Acquisition Term Loan Documents on the terms set forth on Exhibit "A" to the First Amendment for the purpose of providing funds in connection with the acquisition of the San Juan Assets.

                                    "Senior Subordinated Note Indentures": means
                           (i) the Indenture dated as of May 27, 1999 among EPN, EPEPFC, certain of their respective Subsidiaries and the trustee named therein pursuant to which the 10-3/8% Senior Subordinated Notes due 2009 were issued, (ii) the

                           Indenture dated as of May 17, 2001 among EPN, EPEPFC, certain of their respective Subsidiaries and the trustee named therein pursuant to which the 8-1/2% Senior Subordinated Notes due 2011 were issued, and
                           (iii) any other Indenture pursuant to which Senior Subordinated Notes are issued, each together with all instruments and other agreements entered into by EPN, EPEPFC or such Subsidiaries of EPN in connection therewith, as each may be amended, supplemented or otherwise modified from time to time in accordance with Section 8.9.

                                    "Senior Subordinated Notes" means,
                           collectively, (i) the 10-3/8% Senior Subordinated Notes due 2009, (ii) the 8-1/2% Senior Subordinated Notes due 2011, and (iii) any other senior subordinated notes having substantially similar subordination provisions to the subordination provisions contained in the 8-1/2% Senior Subordinated Notes due 2011, in each case of EPN and EPEPFC issued pursuant to a Senior Subordinated Note Indenture.

                           (ii) The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

                                    "Agreement": this Amended and Restated
                           Credit Agreement, as amended by the First Amendment, and as further amended, supplemented or otherwise modified from time to time.

                                    "Applicable Margin": for each Type of Loan,
                           the rate per annum specified in Annex I attached hereto, which rate is based on the ratio of Consolidated Total Indebtedness of the Borrower at such time to Consolidated EBITDA for the most recently ended Calculation Period (the "Leverage Ratio"). The Applicable Margin for any date shall be determined by reference to the Leverage Ratio as of the last day of the fiscal quarter most recently ended as of such date and for the Calculation Period ended on such last day, and any change (i) shall become effective upon the delivery to the Administrative Agent of a certificate of a Responsible Officer of the Borrower (which certificate may be delivered prior to delivery of the relevant financial statements or may be incorporated in the certificate delivered pursuant to subsection 7.2(b)) with respect to the financial statements to be delivered pursuant to Section 7.1 for the most recently ended fiscal quarter (x) setting forth in reasonable detail the calculation of the Leverage Ratio at the end of such fiscal quarter and (y) stating that the signer has reviewed the terms of this Agreement and other Loan Documents and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and condition of the Borrower and its Subsidiaries during the accounting period, and that the signer does not have knowledge of the existence as at the date of such officers' certificate of any Event of Default or Default, and (ii) shall apply (A) in the case of the Alternate Base Rate Loans, to Alternate Base Rate Loans outstanding on such delivery date or made on and after such delivery date and (B) in the case of the Eurodollar Loans, to Eurodollar Loans made on and after such delivery date. It is understood that the foregoing certificate of a Responsible Officer shall be permitted to be delivered prior to, but in no event later than, the time of the actual delivery of the financial statements required to be delivered pursuant to
                           Section 7.1. Notwithstanding the foregoing, at any time during which the Borrower has failed to deliver the certificate referred to above in this definition as required under subsection 7.2(b) with respect to a fiscal quarter following the date the delivery thereof is due, the Leverage Ratio shall be deemed, solely for the purposes of this definition, to be greater than 5.0 to 1.0 until such time as Borrower shall deliver such compliance certificate; provided, however, that commencing on the date the Senior Secured Acquisition Term Loan Obligations are incurred and ending on the date such Senior Secured Acquisition Term Loan Obligations are paid in full, the Applicable Margin shall be (i) 3.50% per annum with respect to any Eurodollar Loan and (ii) 2.25% per annum with respect to Alternate Base Rate Loans.

                                    "EPN Credit Agreement": the Sixth Amended
                           and Restated Credit Agreement, dated as of March 23, 1995, as amended and restated through October 10, 2002, among EPN, EPEPFC, the EPN Lenders party thereto, Credit Lyonnais New York Branch and Wachovia Bank, National Association, as co-syndication agents, Fleet National Bank and Fortis Capital Corp., as co-documentation agents, and JPMorgan, as administrative agent, as amended by the First Amendment to Sixth Amended and Restated Credit Agreement dated as of November 21, 2002, and as such agreement may be further amended, supplemented or otherwise modified from time to time in accordance with Section 8.9.

                                    "EPN Group Administrative Agents": the
                           Administrative Agent, the EPNHC Administrative Agent and, at any time that any Senior Secured Acquisition Term Loan Obligation is outstanding, the Senior Secured Acquisition Term Loan Administrative Agent.

                                    "EPN Group Lenders": the Lenders, the EPNHC
                           Lenders and, at any time that any Senior Secured Acquisition Term Loan Obligation is outstanding, the Senior Secured Acquisition Term Loan Lenders.

                                    "Intercreditor Agreement": means (i) prior
                           to the closing date of the Proposed San Juan
                           Acquisition, the Intercreditor Agreement dated as of October 10, 2002, by and among the Administrative Agent, for the benefit of the Lenders, the EPN Administrative Agent, for the benefit of the EPN Lenders, the administrative agent for the lenders in connection with the Marco Polo Financing Documents, for the benefit of the lenders thereunder, and the Collateral Agent and acknowledged by the Borrower and EPN and (ii) subsequent to the closing of the Proposed San Juan Acquisition, the Amended and Restated Intercreditor Agreement dated as of the closing date of the Proposed San Juan Acquisition by and among the Administrative Agent, for the benefit of the Lenders, the EPN Administrative Agent, for the benefit of the EPN Lenders, the administrative agent for the lenders in connection with the Marco Polo Financing Documents, for the benefit of the lenders thereunder, the administrative agent for the lenders in connection with the Senior Secured Acquisition Term Loan Documents, for the benefit of the lender thereunder, and the Collateral Agent and acknowledged by the Borrower and EPN, in either case as such agreement may be further amended, modified or supplemented from time to time, including without limitation, in connection with the closing of the Cameron Highway Financing, at which time the administrative agent for the lenders in connection with the Cameron Highway Financing, for the benefit of the lenders thereunder, will become a party to such Intercreditor Agreement; which Intercreditor Agreement shall provide for the creation, administration and foreclosure of Liens on the Collateral on a pari passu basis as described in subsection 8.3(i).

                                    "Total EPN Group Credit Percentage": as to
                           any EPN Group Lender at any time, the percentage of the aggregate EPN Revolving Credit Commitments, EPN Term Loans, Loans and Senior Secured Acquisition Term Loans then constituted by its EPN Revolving Credit Commitment, its EPN Term Loans, its Loans and its Senior Secured Acquisition Term Loans (it being agreed that in the case of the termination or expiration of the EPN Revolving Credit Commitments, the aggregate EPN Revolving Credit Commitments and such EPN Lender's EPN Revolving Credit Commitment shall be determined by reference to the EPN Aggregate Outstanding Revolving Credit Extensions of Credit of all EPN Group Lenders and such EPN Group Lender's EPN Aggregate Outstanding Revolving Credit Extensions of Credit).

                  (b) Amendment to Section 7.13 (Agreements Respecting Unrestricted Subsidiaries). Section 7.13(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           (c) Notwithstanding any provision of the Loan Documents to the contrary (i) the Borrower and the Subsidiaries of the Borrower that are the Restricted Subsidiaries may incur Guarantee Obligations supporting obligations of (A) Gateway that were assumed by it from Delos in connection with its formation and the Marco Polo Financing and (B) Cameron Highway that were assumed by it from EPN and its Subsidiaries in connection with its formation and the Cameron Highway Financing and (ii) the Borrower and the Subsidiaries of the Borrower that are Restricted Subsidiaries may incur Guarantee Obligations (including Guarantee Obligations of which any lenders under the Marco Polo Financing Documents and the Cameron Highway Financing Documents are the beneficiaries) consisting of guarantees of performance obligations of

                           Unrestricted Subsidiaries as long as such guarantees do not constitute guarantees of payment.

                  (c) Amendment to Section 8.1 (Financial Condition Covenants). Section 8.1(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                                    (d)      Leverage Ratio. Permit, on the last
                           day of any fiscal quarter of EPN, the ratio of (x) the Consolidated Total Indebtedness (as defined in the EPN Credit Agreement) at such date to (y) the Consolidated EBITDA (as defined in the EPN Credit Agreement) for the Calculation Period ending on such date to exceed (i) on or prior to December 31, 2003,
                           5.25 to 1.0 or (ii) after December 31, 2003, 5.0 to 1.0.

                  (d)      Amendments to Section 8.3 (Limitation on Liens).
         Section 8.3 is hereby amended as follows:

                           (i) the word "and" is deleted from the end of subsection (g) thereof;

                           (ii) Section 8.3(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                                    (h)      the Borrower and its Subsidiaries
                                    that are Restricted Subsidiaries may pledge on a non-recourse basis (i) their equity interest in Gateway to secure Indebtedness of Gateway under the Marco Polo Financing Documents and (ii) their equity interest in Cameron Highway to secure Indebtedness of Cameron Highway under the Cameron Highway Financing Documents;

                           (iii) the following subsection (i) is hereby added to Section 8.3 of the Credit Agreement:

                                    (i)      Liens on the Collateral securing
                                    (i) the EPN Loan Obligations, (ii) the
                                    Senior Secured Acquisition Term Loan
                                    Obligations, and (iii) the Guarantee
                                    Obligations permitted by subsections 8.4(e) and 8.4(f), in each case on a pari passu basis with the Liens on the Collateral securing the Obligations and guarantees thereof, subject to the terms and provisions of the Intercreditor Agreement; and

                           (iv) the following subsection (j) is hereby added to Section 8.3 of the Credit Agreement:

                                    (j)      Liens created pursuant to the Loan
                                    Documents, the EPN Loan Documents and the
                                    Senior Secured Acquisition Term Loan
                                    Documents.

                  (e) Amendments to Section 8.4 (Limitation on Guarantee Obligations). Section 8.4 is hereby amended as follows:

                           (i) Section 8.4(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                                    (e)      Guarantee Obligations of (i) up to
                                    $22,500,000 in the aggregate incurred
                                    pursuant to the Marco Polo Clawback and (ii) up to $50,000,000 in the aggregate incurred pursuant to the Cameron Highway Clawback;

                           (ii) Section 8.4(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                                    (f)      Guarantee Obligations of the
                                    Borrower and of its Subsidiaries that are Subsidiary Guarantors created pursuant to the Guarantees, in each case with respect to the EPN Loan Obligations and the Senior Secured Acquisition Term Loan Obligations; and

                  (f) Amendment to Section 8.9 (Limitation on Optional Payments and Modifications of Debt Instruments and Other Agreements).
         Section 8.9 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                                    (a)      Make any optional payment or
                           prepayment on, redemption of or purchase of, or voluntarily defease, or directly or indirectly voluntarily or optionally purchase, redeem, retire or otherwise acquire, the Senior Subordinated Notes or any other Indebtedness or Guarantee Obligations (other than the Obligations, the EPN Loan Obligations or the Senior Secured Acquisition Term Loan Obligations), (b) amend, modify or change, or consent or agree to any amendment, modification or change to, any of the terms of the Senior Subordinated Notes or the Senior Subordinated Note Indentures (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon), (c) amend, modify or change, or consent or agree to any amendment, modification or change to, any of the terms of the EPN Loan Documents or the Senior Secured Acquisition Term Loan Documents without the written consent of the Required Lenders (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon), (d) amend, modify or change, or consent or agree to any amendment, modification or change to, any of the terms of any Indebtedness or Guarantee Obligations with respect to any Indebtedness (other than the Senior Subordinated Notes, the EPN Loan Obligations and the Senior Secured Acquisition Term Loan Obligations, which Indebtedness may be amended, modified or changed only as permitted by clauses (b) and (c) above, and the Obligations, which Indebtedness may be amended, modified or changed only as permitted by Section 11.1 hereof), other than any such amendment, modification or change the effect of which (1) would be to extend the maturity or reduce the amount of any payment of principal thereof or reduce the rate or extend the date for payment of interest with respect to such Indebtedness or Guarantee Obligations and (2) otherwise could not reasonably be expected to have a Material Adverse Effect, (e) amend, modify or change, or consent to any amendment, modification or change to, any of the terms of, the Partnership Agreement, the Borrower's certificate of limited partnership or any Joint Venture Charter, except to the extent the same could not reasonably be expected to have a Material Adverse Effect, (f) waive or otherwise relinquish any of its rights or causes of action arising out of the Partnership Agreement, the Borrower's certificate of limited partnership or any Joint Venture Charter, except to the extent the same could not reasonably be expected to have a Material Adverse Effect or (g) designate any Indebtedness as "Designated Senior Indebtedness" under the Senior Subordinated Note Indentures without the consent of the Administrative Agent (other than the Obligations, the EPN Loan Obligations or the Senior Secured Acquisition Term Loan Obligations). Notwithstanding any provision contained in this Section 8.9, the Borrower and its Subsidiaries that are Restricted Subsidiaries shall have the absolute right to amend any Joint Venture Charter to the extent necessary or reasonably appropriate to evidence the substitution, replacement or other changes of partners, members or owners in any Joint Venture not in violation of
                           Section 8.19 or Section 8.21.

                  (g) Amendment to Section 8.20 (No Voluntary Termination of Joint Venture Charters). Section 8.20 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                                    Section 8.20 No Voluntary Termination of
                           Joint Venture Charters. Voluntarily terminate or permit any Subsidiary of the Borrower that is a Restricted Subsidiary which is a partner in, or owner of any interest in, any Joint Venture to voluntarily terminate any Joint Venture Charter and liquidate such Joint Venture to the extent permitted thereunder.

                  (h)      Amendment to Section 8.22 (Hedging Transactions).
         Section 8.22 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                                    Section 8.22 Hedging Transactions. Enter
                           into any interest rate, cross-currency, commodity, equity or other security, swap, collar or similar hedging agreement or purchase any option to purchase or sell or to cap any interest rate, cross-currency, commodity, equity or other security, in any such case, other than to hedge risk exposures in the operation of its business, ownership of assets or the management of its liabilities; provided, however, that such permitted hedging agreements, including, without limitation, any Commodity Hedging Programs, shall not exceed 80% of annual production, volumes, throughput and any other similar measures related to processing, transportation, fractionation, compression, gathering and treating or any other business activities engaged in by EPN and its Subsidiaries as a whole in their normal course of business.

                  (i) Amendments to Article IX (Events of Default). Section 9(e) is hereby amended and restated in its entirety as follows:

                                    (e)      (i) Any "Event of Default" under
                           and as defined in the EPN Credit Agreement shall occur and be continuing; (ii) any "Event of Default" under and as defined in the Credit Agreement evidencing the Senior Secured Acquisition Term Loan Obligations shall occur and be continuing; or (iii) any Loan Party or any Subsidiary of the Borrower that is a Restricted Subsidiary of the Borrower shall (A) default in any payment of principal of or interest on any Indebtedness (other than the Loans) or in the payment of any Guarantee Obligation, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (B) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; provided, however, that the aggregate principal amount of Indebtedness and Guarantee Obligations with respect to which such defaults shall have occurred shall equal or exceed $5,000,000; or

                  (j) Amendments to Article XI (Miscellaneous). Article XI is hereby amended by adding the following new Section 11.20 to the end of such Article:

                           Section 11.20. Certain Permitted Transactions.
                  Notwithstanding any provision in the Loan Documents and without increasing the obligations of the Lenders under
                  Article II of this Agreement or under Articles II and III of the EPN Credit Agreement, EPEPC, EPN and its Subsidiaries shall have the right to consummate the following transactions:

                           (a) Petal Gas Storage Facilities. A sale leaseback arrangement with respect to the Petal Gas Storage Facilities and intended improvements to be made thereto in connection with the Firm Storage Services Agreement dated as of December 22, 2000 by and between Petal Gas Storage and Southern Company Services, Inc., provided that the obligations under such arrangement or guarantee shall not exceed $140,000,000.

                           (b) El Paso Energy Management Offering. The transactions and matters described in the El Paso Energy Management Registration Statements (as such term is defined in the EPN Credit Agreement, and collectively, such transactions and matters hereinafter called the "i-share Transactions"), including: (i) the offering and sale to the public and El Paso of shares representing limited liability company interests; (ii) the offering and sale by EPN to El Paso Energy Management, L.L.C. ("El Paso Energy Management") of limited partnership units designated as "i-units"; (iii) the delegation by EPEPC, in its capacity as the general partner of EPN, of its authority (subject to certain approval rights) to direct the management of EPN; (iv) the payment by El Paso Energy Management of $0.5 million to El Paso for certain tax indemnity obligations assumed by El Paso in connection with the i-share Transactions; (v) the splitting, from time to time, of the outstanding i-units contemporaneously with the payment of cash distributions to the holders of Common Units of EPN;
                           (vi) the distribution of additional shares to the holders of El Paso Energy Management shares in connection with the unit splits described in (b)(v) above; (vii) the amendment of the G&A Agreement (as defined in the EPN Credit Agreement) to, among other things, add El Paso Energy Management as a party and beneficiary; and (viii) the offering and sale, from time to time, of additional i-units by EPN and of additional shares by El Paso Energy Management as described in the El Paso Energy Management Registration Statements.

                           (c)      Cameron Highway Transactions.

                                    (i)      the contribution by EPN and its
                                    Restricted Subsidiaries to Cameron Highway of up to $95,000,000, in the aggregate, of cash and other assets related to the Cameron Highway Oil Pipeline;

                                    (ii)     the pledge by EPN and its
                                    Restricted Subsidiaries of their equity
                                    interests in Cameron Highway to secure
                                    Indebtedness of Cameron Highway incurred in connection with the Cameron Highway Financing;

                                    (iii)    the incurrence by EPN of the
                                    Cameron Highway Clawback, and the securing of the Cameron Highway Clawback obligations by the Collateral on a pari passu basis with the Obligations, the EPN Loan Obligations, the Marco Polo Clawback obligations and the Senior Secured Acquisition Term Loan Obligations, subject to the terms and provisions of the Intercreditor Agreement; and

                                    (iv)     the sale or otherwise disposition
                                    of any equity interest in Cameron Highway, provided that following any such sale or other disposition, EPN and its Restricted Subsidiaries, in the aggregate, continue to hold at least 30% of the outstanding equity interest in Cameron Highway.

                           (d) Senior Secured Acquisition Term Loans. The Senior Secured Acquisition Term Loans on the terms and conditions set forth on Exhibit "A" to this First Amendment, including without limitation (i) the incurrence of the Senior Secured Acquisition Term Loan Obligations, (ii) the securing of the Senior Secured Acquisition Term Loan Obligations by the Collateral on a pari passu basis with the Obligations, the EPN Loan Obligations, the Marco Polo Clawback obligations and the Cameron Highway Clawback obligations, subject to the terms and provisions of the Intercreditor Agreement, and (iii) the payment, discharge or other satisfaction of the Senior Secured Acquisition Term Loan Obligations prior to the stated maturity thereof.

                  (k) Amendments to Sections 5.5, 5.6, 5.7, 7.1(d) and (e), 7.2(e), (f), (g) and (h), 7.12 and 8.21 (Sections relating to Joint Ventures). Each of Sections 5.5, 5.6, 5.7, 7.1(d) and (e), 7.2(e), (f),
         (g) and (h), 7.12 and 8.21 of the Credit Agreement is hereby amended by inserting the words "the Borrower or" in between the words "owned by" and "a Subsidiary of the Borrower that is a Restricted Subsidiary" in each instance that the phrase "owned by a Subsidiary of the Borrower that is a Restricted Subsidiary" appears in such Sections or subsections.

         2. Conditions to Effectiveness. This First Amendment shall become effective on the date (the "First Amendment Effective Date") on which all of the following conditions precedent have been satisfied or waived: (i) the Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered to the Administrative Agent this First Amendment and (ii) the Administrative Agent and the Lenders shall have received payment of all fees and costs payable by the Borrower or EPN, as the case may be, on or before the First Amendment Effective Date in connection with this First Amendment.

         3. Consent to Amendments to EPN Credit Agreement. Each of the Lenders that has executed and delivered this First Amendment to the Administrative Agent hereby consents to the amendments, modifications and changes to the EPN Credit Agreement effected by the First Amendment to Sixth Amended and Restated Credit Agreement dated as of even date herewith by and among EPN, EPEPFC, the EPN Lenders party thereto and the EPN Administrative Agent.

         4.       Miscellaneous.

                  (a) Representations and Warranties. After giving effect to the effectiveness of this First Amendment, the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date (unless such representations or warranties are stated to refer to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) as if made on and as of the First Amendment Effective Date and no Default or Event of Default will have occurred and be continuing.

                  (b) Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection hereby and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  (c) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

                  (d) Governing Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREBY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  (e) Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            [Signature Pages Follow.]

         IN WITNESS WHEREOF, the parties hereby have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

         THE BORROWER:

                              EPN HOLDING COMPANY, L.P.

                              By: EPN GP Holding, L.L.C.,
                              its General Partner

                              By:    /s/ Keith Forman
                                     -------------------------------------------
                              Name:  Keith Forman
                              Title: Vice President and Chief Financial officer

                                SIGNATURE PAGE-1

THE ADMINISTRATIVE AGENT AND THE LENDERS:

                              JPMORGAN CHASE BANK, as Administrative
                              Agent and as a Lender

                              By:    /s/ Robert W. Traband
                                     -------------------------------------------
                              Name:  Robert W. Traband
                              Title: Vice President

                                SIGNATURE PAGE-2

                              BANK ONE, NA (Main Office Chicago)

                              By:    /s/ Dianne L. Russell
                                     -------------------------------------------
                              Name:  Dianne L. Russell
                              Title: Director

                                SIGNATURE PAGE-3

                              WACHOVIA BANK, NATIONAL ASSOCIATION

                              By:    /s/ Philip Trinder
                                     -------------------------------------------
                              Name:  Philip Trinder
                              Title: Vice President

                                SIGNATURE PAGE-4

                              FLEET NATIONAL BANK

                              By:    /s/ Daniel S. Schockling
                                     -------------------------------------------
                              Name:  Daniel S. Schockling
                              Title: Director

                               SIGNATURE PAGE-5

                              FORTIS CAPITAL CORP.

                              By:    /s/ Darrell W. Holley
                                     -------------------------------------------
                              Name:  Darrell W. Holley
                              Title: Managing Director

                              By:    /s/ Deirdre Sanborn
                                     -------------------------------------------
                              Name:  Deirdre Sanborn
                              Title: Vice President

                                SIGNATURE PAGE-6

                              ARAB BANKING CORPORATION (B.S.C.)

                              By:    ___________________________________________
                              Name:  ___________________________________________
                              Title: ___________________________________________

                                SIGNATURE PAGE-7

                              BANK OF AMERICA, N.A.

                              By:    /s/ Ronald E. McKaig
                                     -------------------------------------------
                              Name:  Ronald E. McKaig
                              Title: Managing Director

                                SIGNATURE PAGE-8

                              BANK OF SCOTLAND

                              By:    /s/ Joseph Fratus
                                     -------------------------------------------
                              Name:  Joseph Fratus
                              Title: First Vice President

                                SIGNATURE PAGE-9

                              BAYERISCHE HYPO-UND VEREINSBANK AG
                              (New York Branch)

                              By:    /s/ Steven Atwell
                                     -------------------------------------------
                              Name:  Steven Atwell
                              Title: Director

                              By:    /s/ Shannon Batchman
                                     -------------------------------------------
                              Name:  Shannon Batchman
                              Title: Director

                                SIGNATURE PAGE-10

                              BNP PARIBAS

                              By:    /s/ Mark A. Cox
                                     -------------------------------------------
                              Name:  Mark A. Cox
                              Title: Director

                              By:    /s/ Greg Smothers
                                     -------------------------------------------
                              Name:  Greg Smothers
                              Title: Vice President

                                SIGNATURE PAGE-11

                              CIBC INC.

                              By:    /s/ George Knight
                                     -------------------------------------------
                              Name:  George Knight
                              Title: Managing Director
                                     CIBC World Markets Corp. As Agent

                                SIGNATURE PAGE-12

                              CITICORP NORTH AMERICA, INC.

                              By:    ___________________________________________
                              Name:  ___________________________________________
                              Title: ___________________________________________

                                SIGNATURE PAGE-13

                              CREDIT SUISSE FIRST BOSTON CAYMAN
                              ISLANDS BRANCH

                              By:    /s/ James P. Moran   /s/ Peter A. Ryan
                                     -------------------------------------------
                              Name:  James P. Moran       Peter A. Ryan
                              Title: Director             Vice President

                                SIGNATURE PAGE-14

                              ROYAL BANK OF CANADA

                              By:    /s/ Tom J. Oberaigner
                                     -------------------------------------------
                              Name:  Tom J. Oberaigner
                              Title: Senior Manager

                                SIGNATURE PAGE-15

                              SOUTHWEST BANK OF TEXAS, N.A.

                              By:    /s/ W. Bryan Chapman
                                     -------------------------------------------
                              Name:  W. Bryan Chapman
                              Title: Vice President

                                SIGNATURE PAGE-16

                              SUNTRUST BANK

                              By:    /s/ Joseph M. McCreery
                                     -------------------------------------------
                              Name:  Joseph M. McCreery
                              Title: Vice President

                                SIGNATURE PAGE-17

                              THE BANK OF NOVA SCOTIA

                              By:    /s/ N. Bell
                                     -------------------------------------------
                              Name:  N. Bell, Senior Manager
                              Title: ___________________________________________

                                SIGNATURE PAGE-18

                              THE ROYAL BANK OF SCOTLAND plc

                              By:    ___________________________________________
                              Name:  ___________________________________________
                              Title: ___________________________________________

                                SIGNATURE PAGE-19

                              APEX (IDM) CDO I, LTD.

                              By:    David L. Babson & Company Inc., as
                                     Collateral Manager

                              By:    ___________________________________________
                              Name:  ___________________________________________
                              Title: ___________________________________________

                                SIGNATURE PAGE-20

                              ATRIUM CDO

                              By:    /s/ Andrew Marshak
                                     -------------------------------------------
                              Name:  Andrew Marshak
                              Title: Authorized Signatory

                                SIGNATURE PAGE-21

                              CSAM FUNDING I

                              By:    /s/ Andrew Marshak
                                     -------------------------------------------
                              Name:  Andrew Marshak
                              Title: Authorized Signatory

                                SIGNATURE PAGE-22

                              CSAM FUNDING II

                              By:    /s/ Andrew Marshak
                                     -------------------------------------------
                              Name:  Andrew Marshak
                              Title: Authorized Signatory

                                SIGNATURE PAGE-23

                              ELC (CAYMAN) LTD. 2000-I

                              By:    David L. Babson & Company Inc., as
                                     Collateral Manager

                              By:    ___________________________________________
                              Name:  ___________________________________________
                              Title: ___________________________________________

                                SIGNATURE PAGE-24

                              TRYON CLO LTD. 2000-I

                              By:    David L. Babson & Company Inc., as
                                     Collateral Manager

                              By:    ___________________________________________
                              Name:  ___________________________________________
                              Title: ___________________________________________

                                SIGNATURE PAGE-25

                              FIRST DOMINION FUNDING I

                              By:    ___________________________________________
                              Name:  ___________________________________________
                              Title: Authorized Signatory

                                SIGNATURE PAGE-26

                              FIRST DOMINION FUNDING II

                              By:    ___________________________________________
                              Name:  ___________________________________________
                              Title: Authorized Signatory

                                SIGNATURE PAGE-27

                              FIRST DOMINION FUNDING III

                              By:    ___________________________________________
                              Name:  ___________________________________________
                              Title: Authorized Signatory

                                SIGNATURE PAGE-28

                              LONGHORN CDO (CAYMAN) LTD

                              By: Merrill Lynch Investment Managers, L.P., as Investment Advisor

                              By:    ___________________________________________
                              Name:  ___________________________________________
                              Title: ___________________________________________

                                SIGNATURE PAGE-29

                              LONGHORN CDO II LTD.

                              By: Merrill Lynch Investment Managers, L.P., as Investment Advisor

                              By:    ___________________________________________
                              Name:  ___________________________________________
                              Title: ___________________________________________

                                SIGNATURE PAGE-30

                              LONG LANE MASTER TRUST IV

                              By:    Fleet National Bank, as Trust Administrator

                              By:    ___________________________________________
                              Name:  ___________________________________________
                              Title: ___________________________________________

                                SIGNATURE PAGE-31

                              MERRILL LYNCH SENIOR FLOATING RATE
                              FUND, INC.

                              By:    ___________________________________________
                              Name:  ___________________________________________
                              Title: ___________________________________________

                                SIGNATURE PAGE-32

                              SANKATY HIGH YIELD PARTNERS III, LP

                              By:    /s/ Diane J. Exter
                                     -------------------------------------------
                              Name:  Diane J. Exter
                              Title: Managing Director
                                     Portfolio Manager

                                SIGNATURE PAGE-33

                              Sankaty Advisors, LLC as Collateral Manager for CASTLE HILL II - INGOTS, LTD., as Term Lender

                              By:    /s/ Diane J. Exter
                                     -------------------------------------------
                              Name:  Diane J. Exter
                              Title: Managing Director
                                     Portfolio Manager

                                SIGNATURE PAGE-33

                              Sankaty Advisors, LLC as Collateral Manager for CASTLE HILL I - INGOTS, LTD., as Term Lender

                              By:    /s/ Diane J. Exter
                                     -------------------------------------------
                              Name:  Diane J. Exter
                              Title: Managing Director
                                     Portfolio Manager

                                SIGNATURE PAGE-34

                              TORONTO DOMINION (NEW YORK) INC.

                              By:    ___________________________________________
                              Name:  ___________________________________________
                              Title: ___________________________________________

                                SIGNATURE PAGE-34

                                   Exhibit "A"

             Material Terms of Senior Secured Acquisition Term Loans

Borrowers:                 El Paso Energy Partners, L.P. ("EPN")
                           El Paso Energy Partners Finance Corporation

Facility:                  up to $300,000,000 Senior Secured Acquisition Term
                           Loan

Guarantors:                El Paso Energy Partners Company
                           Each Subsidiary Guarantor

Maturity:                  May 16, 2004

Security:                  Sharing of all existing and future collateral on a
                           pari passu basis with the Obligations, the EPN Loan
                           Obligations, the Marco Polo Clawback obligations and
                           the Cameron Highway Clawback obligations

Rate:                      Ba1/BB+    LIBOR+3.50%     ABR+2.25%
                           Ba2/BB     LIBOR+4.50%     ABR+3.25%
                           Ba3/BB-    LIBOR+5.00%     ABR+3.75%

Mandatory Prepayment:      On a post closing basis: 100% of net proceeds of
                           equity offerings by EPN (excluding stock option plans
                           and other standard carve-outs); and
                           100% of net proceeds of debt offerings by EPN
                           (excluding EPN Revolving Credit Loans and other
                           standard carve-outs).

Conditions Precedent:      (a)      The successful closing of an "Equity
                           Investment" in an amount equal to not less than
                           $350,000,000 in proceeds from the issuance and
                           placement of common units of EPN and/or of Series C
                           units to El Paso Corporation ("El Paso") either
                           received by EPN and paid to El Paso or credited by El
                           Paso to EPN as a portion of the consideration of the
                           San Juan Acquisition.

                           (b) The successful closing and distribution of a public or private offering of Senior Subordinated
                           Notes with net proceeds of not less than $150,000,000, available to EPN as a source of funds in consummating the San Juan Acquisition.

                           (c) Other conditions precedent customary for financings of this type.

                                   Exhibit "A"